SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Check the appropriate box:
[ ] Preliminary information statement       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14c-5(d)(2))
[X] Definitive information statement

                          GLOBALNET FINANCIAL.COM, INC.
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(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X[ No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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    (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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    (5)      Total fee paid:
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    [ ]      Fee paid previously with preliminary materials.
    [ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)      Amount Previously Paid:
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                          GLOBALNETFINANCIAL.COM, INC.
                      7284 W. PALMETTO PARK ROAD, SUITE 210
                            BOCA RATON, FLORIDA 33433

         NOVEMBER 19, 1999

                              INFORMATION STATEMENT

         This Information Statement is being mailed to the stockholders of GlobalNet Financial.com, Inc. (the "Company") commencing on or about November 19, 1999, in connection with the previous approval by the board of directors of the Company of the corporate actions referred to below and their subsequent adoption by the majority of the stockholders of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 ACTIONS TAKEN

         The Company, as authorized by the necessary approvals of the board of directors of the Company and the majority of the stockholders of the Company, have (i) approved the adoption of an amendment (the "Amendment") to the Company's Certificate of Incorporation, as amended ("Certificate of Incorporation"), increasing the authorized capital of common stock, par value $.001 per share ("Common Stock"), of the Company from 16,666,667 shares of Common Stock to 50,000,000 shares of Common Stock; creating and authorizing 50,000,000 shares of Class A common stock, par value $.0001 per share (the "Class A Common Stock"); and eliminating the Class B common stock, par value $.001, of which none were issued and outstanding; and (ii) approved the Company's Amended and Restated 1998 Stock Option Plan (the "Amended Plan").

         A copy of the Amendment is attached hereto as Exhibit A. The section of the Amendment increasing the number of authorized shares was adopted to facilitate the raising of additional capital through the public or private sale of Common Stock, to reserve additional shares of Common Stock for issuance pursuant to the Amended Plan, and to facilitate the use of additional Common Stock for future acquisitions. Although management is continually reviewing potential acquisitions, as of the date hereof there are no plans, arrangements, understandings, or contractual commitments requiring the issuance of Common Stock in connection with an acquisition. The Amendment will facilitate the Company's ability to consummate acquisitions or raise capital at times when management deems such actions beneficial. The section of the Amendment adopted to create the Class A Common Stock is intended to facilitate the sale and listing of the Company's securities on the Alternative Investment Market of the London Stock Exchange in an offering exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Regulation S (the "Proposed Offering").

         The Company has taken all action required under Delaware law to approve the Amendment. The Company will file the Amendment with the Delaware Secretary of State thereby making it effective, no earlier than 20 days from the date hereof.

         A copy of the Amended Plan is attached hereto as Exhibit B. The Amended Plan was adopted to increase the number of shares of Common Stock available for issuance pursuant to the Amended Plan and to provide for other forms of employee benefits. The additional shares of Common Stock will be used to provide an additional incentive to attract, retain and motivate

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highly qualified and competent persons who are key to the Company, and upon whose efforts and judgment the success of the Company is largely dependent, including key employees, consultants, independent contractors, advisory board members, officers and directors, including outside directors.

         The consent of the majority of stockholders with respect to the Amendment was effective on November 18, 1999, and the Amended Plan, was effective on November 1, 1999.

         A complete summary of each of these matters is set forth herein.

                              NO DISSENTERS' RIGHTS

         Pursuant to the Delaware Business Corporation Law, none of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

         As of November 1, 1999, the Company had 11,306,848 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated November 1, 1999, a majority of stockholders approved the adoption and implementation of the Amended Plan. By written consent in lieu of a meeting, dated November 18, 1999, a majority of stockholders approved the adoption and implementation of the Amendment. Such action by written consent (i) is sufficient to satisfy the applicable requirements of Delaware law that any amendment of the Company's Certificate of Incorporation be approved by the stockholders, and (ii) is sufficient to satisfy the applicable requirements of
Section 16 of the Exchange Act, that material amendments to a Stock Option Plan be approved by the stockholders. Accordingly, the stockholders will not be asked to take action on the Amendment or the Amended Plan at any future meeting.

    AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED
                      SHARES FROM 16,666,667 TO 50,000,000

         The Company has adopted the Amendment to increase its authorized capital stock from 16,666,667 shares of Common Stock to 50,000,000 shares of Common Stock, par value $.001 per share.

         The board of directors of the Company believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the future needs of the Company. The additional shares will be available for issuance from time to time by the Company in the discretion of the board of directors of the Company, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of securities of other corporations, stock dividends, stock splits, convertible debt and equity financing and reservation of additional shares of Common Stock for issuance pursuant to the Amended Plan or other employee benefit plans that may be adopted in the future. No

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stockholder of the Company would have any preemptive rights regarding future issuances of any shares of Common Stock.

         The Company's stockholders do not have preemptive rights to subscribe for or purchase any of the additional shares of Common Stock to be authorized. Therefore, the future issuance of additional shares of Common Stock, on other than a pro rata basis, may dilute the ownership of the current stockholders, as well as their proportionate voting rights. The Amendment could also make it more difficult to acquire control of the Company and thereby discourage attempts to do so, even though the Company's stockholders may deem such an acquisition desirable. Issuance of shares of Common Stock could dilute the ownership interest and voting power of those Company stockholders who may seek control of the Company. Shares of Common Stock could also be issued in a private placement to one or more organizations sympathetic to the Company and opposed to any take-over bid and thereby discourage attempts to acquire control of the Company. To the extent that it impedes any such attempts, the Amendment may serve to perpetuate the Company's management.

             AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                         TO CREATE CLASS A COMMON STOCK

         To accommodate the sale and listing of the Company's securities on the Alternative Investment Market of the London Stock Exchange in the Proposed Offering, the Company has created and authorized 50,000,000 shares of a separate class of stock, the Class A Common Stock. This new class of securities, separate and apart from the Common Stock, will permit the Company to sell the Class A Common Stock in an offering exempt from registration under Section 5 of the Securities Act by virtue of Regulation S which, in turn, will augment the Company's growth. As an equity security, the Class A Common Stock would participate fully from a financial point of view in any future growth of the Company.

                SUMMARY OF NEWLY AUTHORIZED CLASS A COMMON STOCK

         The Amendment modifies the Company's capitalization such that, upon filing the Amendment with the Secretary of State of the State of Delaware, the Company's authorized capital stock will include 50,000,000 shares of Class A Common Stock, $.0001 par value.

         Pursuant to the Amendment, each share of Common Stock will entitle the holder thereof to one vote in respect of matters submitted for the vote of holders of Common Stock, whereas each share of Class A Common Stock will entitle the holder thereof to a one-tenth vote on such matters.

         Further, in the event of liquidation, after payment of the debts and other liabilities of the Company and after making provision for the holders of Preferred Stock, if any, the remaining assets of the Company will be distributable ratably among the holders of the Common Stock and Class A Common Stock with the Class A Common Stock entitled to one-tenth the liquidation proceeds per share, payable with respect to the Common Stock. Finally, each issued and outstanding share of Class A Common Stock will be entitled to one-tenth the dividend declared and paid by the Company on its issued and outstanding Common Stock.

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         The Class A Common Stock will not be registered under the Securities
Act nor will it be registered as a class of equity securities under the Exchange Act, and will not be listed on the NASDAQ National Market System or traded in any securities market in the United States.

         Pursuant to the Amendment, 24 months from the date of issuance, each ten shares of Class A Common Stock will automatically convert into one share of Common Stock.

         In addition, it is the intention of the Company to permit seven stockholders to participate in the Proposed Offering by selling up to 520,000 shares of Common Stock that they currently hold. To facilitate their participation in the Proposed Offering, the stockholders will exchange their shares of Common Stock for up to 5,200,000 shares of Class A Common Stock. The participation in the Proposed Offering by the stockholders will be exempt from registration by virtue of Regulation S.

                       REASON FOR THE TWO CLASS STRUCTURE

         The Company has been developing its business operations to a great extent in Europe. Accordingly, the Company believes that the European market would be receptive to an offering of its securities.

         The adoption of the Amendment is in the best interests of the Company in that it will allow the Company to sell securities on the Alternative Investment Market of the London Stock Exchange in a transaction that will be exempt from registration under the Securities Act by virtue of Regulation S.

         Regulation S contains a general statement that the registration requirements of Section 5 of the Securities Act do not apply to offers or sales of securities that occur outside the United States. In addition, Regulation S provides a safe harbor from the registration requirements of the Securities Act provided that the issuer, underwriters, and other market participants involved in the initial distribution of securities take reasonable steps to preclude the offer and sale of interests in the securities to United States residents. The principle behind Regulation S is that offshore sales of securities do not require the strict reporting requirements that are applicable to domestic sales of securities.

         The creation and use of the Class A Common Stock as the form of securities to be offered in the Alternative Investment Market will allow the Company to impose certification, legending, and other requirements on the Class A Common Stock sold under Regulation S and clearly differentiate the Class A Common Stock from the Common Stock currently trading in the United States. The Company believes that the use of the Class A Common Stock in the Proposed Offering will prevent the distribution and resale of such shares in the United States and to U.S. persons and accordingly comply with Regulation S.

         The board of directors of the Company believes that it is in the best interests of the stockholders to raise additional equity capital and that the sale of securities on the Alternative Investment Market of the London Stock Exchange provides an opportunity to raise such equity capital. While the amount of equity capital to be raised has not been determined, the net proceeds from the Proposed Offering shall be used for online trading projects, website expansion, sales and marketing, technology development and working capital, subject to change or revision as determined in the discretion of board of directors of the Company.

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         It is the intent of the Company to offer the Class A Common Stock at approximately one-tenth of the price of the Common Stock. This price will be based on the share price of the Common Stock quoted in the United States, the prevailing market and economic conditions, revenues and earning of the Company, market valuations of other companies engaged in activities similar to those of the Company, estimates of the business potential and prospects of the Company, the present state of the Company's business, the Company's management and other factors deemed relevant.

           CERTAIN POTENTIAL DISADVANTAGES OF THE TWO CLASS STRUCTURE

         While the board of directors of the Company has determined that the implementation of the dual class stock structure reflected in the Amendment is in the best interest of the Company, such structure may also be considered to have certain disadvantages, including, but not limited to, those set forth below.

         EFFECTS OF DILUTION. The future exchange of shares of Class A Common Stock for shares of Common Stock may dilute the ownership of the current stockholders, as well as their proportionate voting rights. The automatic conversion of the Class A Common Stock for shares of Common Stock could also make it more difficult to acquire control of the Company and thereby discourage attempts to do so, even though the Company's stockholders may deem such an acquisition desirable. Issuance of shares of Class A Common Stock could dilute the ownership interest and voting power of those Company stockholders who may seek control of the Company. Shares of Class A Common Stock could also be issued to one or more international organizations sympathetic to the Company and opposed to any takeover bid and thereby discourage attempts to acquire control of the Company. To the extent that it impedes any such attempts, the Amendment may serve to perpetuate the Company's management.

         INVESTMENT BY INSTITUTIONS. The two class stock structure effected by the Amendment may affect the decision of certain international institutional investors that would otherwise consider investing in or retaining the Common Stock. The holding of sub-voting shares may not be permitted by the investment policies of certain international institutional investors. The Company is not aware of the effect, if any, that the adoption of the Amendment will have on the continued holdings of those institutional investors who currently own Common Stock.

         STATE STATUTES. Some state securities law statutes contain provisions which, following the issuance of Class A Common Stock, may restrict certain offerings of equity securities by the Company or the secondary trading of such equity securities in those states. However, due to exemptions or for other reasons, the Company does not believe that such provisions will have a material adverse effect on the amount of equity securities that the Company will be able to offer, the price obtainable for such equity securities in such an offering, or the secondary trading market for the Company's equity securities.

         SECURITY FOR CREDIT. While there can be no assurance, the Company does not expect that the implementation of the two class stock structure reflected in the Amendment will affect the ability of shareholders to use shares of either Common Stock or Class A Common Stock as security for the extension of credit by financial institutions, securities brokers or dealers.

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

                         DESCRIPTION OF THE COMMON STOCK

         The terms of the Common Stock and the Class A Common Stock are set forth in full in Article Four of the Amended and Restated Certificate of Incorporation attached to this Information Statement as Exhibit A. The rights of the two classes will be identical except as otherwise described below.

         VOTING. Under the Company's current Certificate of Incorporation, each share of Common Stock is entitled to one vote per share. Pursuant to the Amendment, (i) each share of Common Stock will be entitled to one vote per share, and (ii) each share of Class A Common Stock will be entitled to a one-tenth vote per share. Except as required by applicable law, holders of Common Stock and Class A Common Stock will vote together, with each other, and not as separate classes, on all matters submitted to a vote of the stockholders. Neither the Common Stock nor the Class A Common Stock will have cumulative voting rights. The Amendment does not affect the relative voting power of holders of Common Stock.

         DIVIDENDS AND DISTRIBUTIONS. The Amendment provides that, subject to the rights of the holders of the Company's Preferred Stock, the holders of Common Stock and Class A Common Stock will be entitled to receive when, as and if declared by the board of directors of the Company, out of funds legally available therefor, dividends and other distributions payable in cash, property, stock (including shares of any class or series of the Company, whether or not shares of such class or series are already outstanding) or otherwise, except that each share of Class A Common Stock will receive one-tenth of the dividend paid on the Common Stock.

         CONVERTIBILITY. The Common Stock will not be convertible into another class of securities of the Company. The Class A Common Stock will, without further action by the holders thereof, automatically convert into Common Stock 24 months after the first issuance of Class A Common Stock on the basis of one share of Common Stock for each 10 shares of Class A Common Stock. Upon conversion, holders of Class A Common Stock shall not be entitled to receive fractional shares of Common Stock, but rather shall be entitled to receive cash in lieu of fractional shares based on the fair market value of the Common Stock. The "Fair Market Value" on any date of reference shall be (A) the closing sales price of a share of Common Stock as reported on any United States national securities exchange, consolidated transaction reporting system or on the National Association of Securities Dealers Automated Quotations System on the business day immediately preceding such date; or (B) if the above is unavailable or inapplicable to the Company, the price at which a willing seller would sell a share of Common Stock to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts on the business day immediately preceding such date, unless the Board of Directors in its sole discretion shall determine otherwise in a fair and uniform manner.

         SPLITS OR COMBINATIONS. The Class A Amendment provides that, if the Company shall in any manner split, subdivide or combine the shares of outstanding Common Stock or Class A Common Stock, then the outstanding shares of the other such class shall be proportionately split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the class that has been split, subdivided or combined.

         MERGERS AND CONSOLIDATIONS. In the event of a merger, consolidation or combination of the Company with another entity (whether or not the Company is the surviving entity), the holders of

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Class A Common Stock will be entitled to receive one-tenth the per share consideration received by the holders of Common Stock in that transaction.

         LIQUIDATION. In the event of liquidation, after payment of the debts and other liabilities of the Company and after making provision for the holders of Preferred Stock, if any, the remaining assets of the Company will be distributable among the holders of the Common Stock and the Class A Common Stock with each share of Class A Common Stock entitled to one-tenth the liquidation proceeds per share of the Common Stock.

         PREEMPTIVE RIGHTS. Neither the Common Stock nor the Class A Common Stock will carry any preemptive rights enabling a holder to subscribe for or receive shares of the Company of any class or any other securities convertible into any class of the Company's stock.

         SALES AND REPURCHASES. The board of directors of the Company is permitted to authorize the sale of shares of either the Common Stock or the Class A Common Stock even though a higher price could be obtained by selling shares of the other class due to differing values and market prices for such classes. The board of directors of the Company is also permitted to authorize the repurchase of shares of either the Common Stock or the Class A Common Stock without regard to whether a lesser price could be paid for the same number of shares of the other class.

         STOCKHOLDER INFORMATION. The Company will deliver to the holders of Common Stock and Class A Common Stock the same proxy statements, annual reports and other information reports.

                   AMENDED AND RESTATED 1998 STOCK OPTION PLAN

THE 1998 STOCK OPTION PLAN

         Under the 1998 Stock Option Plan (the "Stock Option Plan"), options to purchase an aggregate of not more than 1,666,666 shares of common stock may be granted from time to time to key employees (including officers), consultants and directors. Options shall be designated as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). The Stock Option Plan is administered by a committee consisting of Mr. Bulent Gultekin and Mr. Christopher D. Jennings, both outside directors of the Company (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the common stock) of the fair market value per share of common stock on the date the options are granted.

         Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

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         Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The board of directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

THE AMENDED PLAN The Amended Plan makes the following changes:

(1)      Increases the Shares reserved for issuance to 3,000,000;

(2) Provides for the issuance of stock appreciation rights at the discretion of the Committee;

(3) Provides for the issuance of restricted stock awards at the discretion of the Committee.

The board of directors of the Company believes that the Amended Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel. The Amended Plan also provides for additional types of grants that can be used by the Committee in its discretion and will therefore give the Amended Plan greater flexibility.

                       MATERIAL INCORPORATED BY REFERENCE

         The audited balance sheets of the Company as of December 31, 1998, 1997 and 1996 and the related statements of operations, shareholders' equity (deficit) and cash flows for the three years ended December 31, 1998, are incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998. The Company's unaudited consolidated balance sheets as of September 30, June 30 and March 31, 1999, are incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999, June 30, 1999 and March 31, 1999 respectively.

                             By Order of the Board of Directors

                             s/RONALD B. KOENIG

                             ---------------------------------------------------
                             Ronald B. Koenig, Chairman of the Board

November 19, 1999

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                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                          GLOBALNET FINANCIAL.COM, INC.

         GlobalNet Financial.com, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 242 of the Delaware General Corporation Law, hereby files this Certificate of Amendment to its Certificate of Incorporation:

                  1. The name of the corporation (hereinafter called the "Corporation") is GLOBALNET FINANCIAL.COM, INC.

                  2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth and restating it as follows:

                  FOURTH: The authorized capital stock of GlobalNet Financial.com, Inc. consists of (a) 50,000,000 shares of common stock, par value $.001 ("Common Stock"); (b) 50,000,000 shares of Class A common stock, par value $.0001 ("Class A Common Stock"); and (c) 20,000,000 shares of preferred stock, $.001 par value ("Preferred Stock"), which may be issued at such times, in such series and possessing such designations, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions thereof as the Board of Directors may from time to time determine by resolution.

PROVISIONS RELATING TO THE COMMON STOCK AND CLASS A COMMON STOCK.

         VOTING. Each share of Common Stock will be entitled to one vote per share, and each share of Class A Common Stock will be entitled to a one-tenth vote per share. Except as required by applicable law, holders of Common Stock and Class A Common Stock will vote together, with each other, and not as separate classes, on all matters submitted to a vote of the stockholders. Neither the Common Stock nor the Class A Common Stock will have cumulative voting rights.

         DIVIDENDS AND DISTRIBUTIONS. Subject to the rights of the holders of the Corporation's Preferred Stock, the holders of Common Stock and Class A Common Stock will be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends and other distributions payable in cash, property, stock (including shares of any class or series of the Corporation, whether or not shares of such class or series are already outstanding) or otherwise, except that each share of Class A Common Stock will receive one-tenth of the dividend paid on the Common Stock.

         CONVERTIBILITY. The Common Stock will not be convertible into another class of securities of the Corporation. The Class A Common Stock will, without further action by the holders thereof, automatically convert into Common Stock 24 months after the first issuance of Class A Common Stock on the basis of one share of Common Stock for each 10 shares of Class A Common Stock. Upon conversion, holders of Class A Common Stock shall not be entitled to receive fractional shares of Common Stock, but rather shall be entitled to receive cash in lieu of fractional shares based on the fair market value of the Common Stock. The "Fair Market Value" on any date of reference shall be (A) the closing sales price of a share of Common Stock as reported on any United States national securities

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exchange, consolidated transaction reporting system or on the National
Association of Securities Dealers Automated Quotations System on the business day immediately preceding such date; or (B) if the above is unavailable or inapplicable to the Corporation, the price at which a willing seller would sell a share of Common Stock to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts on the business day immediately preceding such date, unless the Board of Directors in its sole discretion shall determine otherwise in a fair and uniform manner.

         SPLITS OR COMBINATIONS. If the Corporation shall in any manner split, subdivide or combine the shares of outstanding Common Stock or Class A Common Stock, then the outstanding shares of the other such class shall be proportionately split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the class that has been split, subdivided or combined.

         MERGERS AND CONSOLIDATIONS. In the event of a merger, consolidation or combination of the Corporation with another entity (whether or not the Corporation is the surviving entity), the holders of Class A Common Stock will be entitled to receive one-tenth the per share consideration received by the holders of Common Stock in that transaction.

         LIQUIDATION. In the event of liquidation, after payment of the debts and other liabilities of the Corporation and after making provision for the holders of Preferred Stock, if any, the remaining assets of the Corporation will be distributable among the holders of Common Stock and Class A Common Stock with each share of Class A Common Stock entitled to one-tenth the liquidation proceeds per share of the Common Stock.

         PREEMPTIVE RIGHTS. Neither the Common Stock nor the Class A Common Stock will carry any preemptive rights enabling a holder to subscribe for or receive shares of the Corporation of any class or any other securities convertible into any class of the Corporation's stock.

         SALES AND REPURCHASES. The Board of Directors is permitted to authorize the sale of shares of either the Common Stock or the Class A Common Stock even though a higher price could be obtained by selling shares of the other class due to differing values and market prices for such classes. The Board of Directors is also permitted to authorize the repurchase of shares of either the Common Stock or the Class A Common Stock without regard to whether a lesser price could be paid for the same number of shares of the other class.

                  3. The foregoing amendment to the Certificate of Incorporation has been duly adopted by written consent of the shareholders and in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the ____day of ________1999.

                                          --------------------------------------
                                          Stanley Hollander, President

                                          --------------------------------------
                                          Michael S. Jacobs, Secretary

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                                                                       EXHIBIT B

                     --------------------------------------

                              AMENDED AND RESTATED
                          GLOBALNET FINANCIAL.COM, INC.
                             1998 STOCK OPTION PLAN

                     --------------------------------------

         1. PURPOSE. The purpose of this Plan is to advance the interests of GLOBALNET FINANCIAL.COM, INC., a Delaware corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

         2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Cause" shall mean any of the following:

                (i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

                (ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

                (iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

                (iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

                (v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

                (vi) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations,

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policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

                (vii) if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; PROVIDED, HOWEVER, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" as used herein shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(b).

            (c) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e) "Committee" shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

            (f) "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

            (g) "Director" shall mean a member of the Board.

            (h) "Employee" shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

            (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (j) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall

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

be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

            (k) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

            (l) "Non-Statutory Stock Option" or "Nonqualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

            (m) "Officer" shall mean the Company's chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

            (n) "Option" (when capitalized) shall mean any stock option granted under this Plan.

            (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (p) "Plan" shall mean this Amended and Restated 1998 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval,

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

within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

            (q) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

            (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AND OPTIONS. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to three million (3,000,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. LIMITATIONS. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code
Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

         5. CONDITIONS FOR GRANT OF OPTIONS.

            (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

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

            (b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to
Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

            (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

         6. EXERCISE PRICE. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value in accordance with Section 14 of this Plan. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this
Section 6, be deemed to have been granted on the date of the re-granting.

         7. EXERCISE OF OPTIONS.

            (a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be

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

collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

            (b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

            (c) Any Option may, in the discretion of the Committee, be exercised pursuant to a "cashless" or "net issue" exercise. In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option
(b) divided by the Fair Value of one such share. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

            (a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

            (b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

            (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

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

         9. TERMINATION OF OPTION PERIOD.

            (a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

                (i) three months after the date on which the Optionee's employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee's employment with the Company by such Optionee following less than 60 days' prior written notice to the Company of such termination (an "Improper Termination"), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

                (ii) immediately upon (A) the termination by the Company of the Optionee's employment for Cause, or (B) an Improper Termination;

                (iii) one year after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

                (iv) the later of (a) one year after the date of termination of the Optionee's employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a) (iii) hereof.

            (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

            (c) Upon termination of Optionee's employment as described in this
Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

         10. ADJUSTMENT OF SHARES.

             (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of

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

Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:

                (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

                (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

                (iii) such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

             (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

             (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

             (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

             (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

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

         11. TRANSFERABILITY. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee's lifetime by any person other than the Optionee.

         12. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                (ii) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and

                (iii) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         13. STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share's Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

         14. RESTRICTED STOCK AWARDS. The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

         15. ADMINISTRATION OF THIS PLAN.

             (a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

             (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option,
(v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

             (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

             (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

             (e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

         16. INCENTIVE OPTIONS FOR 10% STOCKHOLDERS. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

         17. INTERPRETATION.

             (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

             (b) This Plan shall be governed by the laws of the State of Florida.

             (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

             (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

             (e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with
Section 9 hereof (or as otherwise set forth in an option agreement).

             18. AMENDMENT AND DISCONTINUATION OF THIS PLAN. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

             19. TERMINATION DATE. This Plan shall terminate ten years after the date of adoption by the Board of Directors.